GOLDMAN SACHS TRUST

Goldman Sachs Select Satellite Funds

Class A Shares, Class C Shares, Institutional Shares, Class IR Shares and Class R

Shares of the

Goldman Sachs Managed Futures Strategy Fund

(the “Fund”)

Supplement dated March 27, 2013 to the

Prospectus dated February 29, 2012, as supplemented to date (the “Prospectus”)

Effective immediately, the Fund will publish information regarding its portfolio holdings on a monthly, rather than quarterly, basis subject to a thirty day lag between the date of the information and the date on which the information is disclosed.

Accordingly, effective immediately, the last three sentences of the second paragraph in the section of the Prospectus titled “Other Investment Practices and Securities” are replaced with the following:

The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings as of the end of each month subject to a thirty day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

This Supplement should be retained with your Prospectus for future reference.

MDGFUPHSTK 03-13